Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Dated: March 14, 2019

YORKTOWN ENERGY PARTNERS V, L.P.

By: Yorktown V Company LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.	Date:	March 14, 2019
Name:	W. Howard Keenan, Jr.
Title:	Managing Member

YORKTOWN V COMPANY LLC

By:	/s/ W. Howard Keenan, Jr.	Date:	March 14, 2019
Name:	W. Howard Keenan, Jr.
Title:	Managing Member

YORKTOWN ENERGY PARTNERS VI, L.P.

By: Yorktown VI Company LP, its general partner

By: Yorktown VI Associates LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.	Date:	March 14, 2019
Name:	W. Howard Keenan, Jr.
Title:	Managing Member

YORKTOWN VI COMPANY LP

By: Yorktown VI Associates LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.	Date:	March 14, 2019
Name:	W. Howard Keenan, Jr.
Title:	Managing Member

YORKTOWN VI ASSOCIATES LLC

By:	/s/ W. Howard Keenan, Jr.	Date:	March 14, 2019
Name:	W. Howard Keenan, Jr.
Title:	Managing Member

YORKTOWN ENERGY PARTNERS VII, L.P.

By: Yorktown VII Company LP, its general partner

By: Yorktown VII Associates LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.	Date:	March 14, 2019
Name:	W. Howard Keenan, Jr.
Title:	Managing Member

YORKTOWN VII COMPANY LP

By: Yorktown VII Associates LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.	Date:	March 14, 2019
Name:	W. Howard Keenan, Jr.
Title:	Managing Member

YORKTOWN VII ASSOCIATES LLC

By:	/s/ W. Howard Keenan, Jr.	Date:	March 14, 2019
Name:	W. Howard Keenan, Jr.
Title:	Managing Member

YORKTOWN ENERGY PARTNERS VIII, L.P.

By: Yorktown VIII Company LP, its general partner

By: Yorktown VIII Associates LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.	Date:	March 14, 2019
Name:	W. Howard Keenan, Jr.
Title:	Managing Member

YORKTOWN VIII COMPANY LP

By: Yorktown VIII Associates LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.	Date:	March 14, 2019
Name:	W. Howard Keenan, Jr.
Title:	Managing Member

YORKTOWN VIII ASSOCIATES LLC

By:	/s/ W. Howard Keenan, Jr.	Date:	March 14, 2019
Name:	W. Howard Keenan, Jr.
Title:	Managing Member

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